                                                            Exhibit 10.3(a)


                               AMENDMENT AGREEMENT


     THIS AMENDMENT AGREEMENT is made and entered into as of the 1st day of July, 1996 by and between SEARS, ROEBUCK AND CO., a New York corporation (hereinafter called "Sears") and DIAMOND EXTERIORS, INC. a Delaware corporation (hereinafter referred to as "Licensee"), which said parties in consideration of the mutual covenants and promises contained herein, hereby mutually agree as follows:

     REFERENCE is made to the License Agreement made and entered into as of the 1st day of January, 1996, and any and all amendments, modifications and/or supplements thereto, by and between Sears and Licensee (hereinafter referred to as the "Agreement"), whereby Sears granted to Licensee the privilege of conducting and operating, and Licensee hereby agreed to conduct and operate, pursuant to the terms, provisions and conditions contained in the License Agreement, a business for the selling, furnishing and installing of certain Sears approved products in the Sears Market Area(s) designated in Exhibit A.

     WHEREAS; Sears and Licensee now wish to amend the Agreement to provide for a change in the specified Market Area(s) listed in Exhibit A.

     NOW, THEREFORE, the parties agree that effective as of the 1st day of July, 1996, Exhibit A, dated July 1, 1996, attached hereto, is substituted for the original Exhibit A.

     The aforementioned Agreement as herein modified is fully ratified and affirmed.

     IN WITNESS WHEREOF, Sears and Licensee have caused this Amendment Agreement to be executed as of the day and year first above stated, by their duly authorized officers and agents.

                                   SEARS, ROEBUCK AND CO.



/s/ Terry Lenkey                   By /s/ Denise A. Woods
- ------------------------------        ---------------------------
Terry Lenkey                       Denise A. Woods
Director of Sales                  National Operations Manager


                                   DIAMOND EXTERIORS, INC.


                                   By /s/ C. Stephen Clegg
                                      ---------------------------
                                   C. Stephen Clegg
                                   C.E.O.

                             DIAMOND EXTERIORS, INC.
                                  JULY 1, 1996

                                  Exhibit A(i)

The products/services listed in Paragraph 3 of the Amendment Agreement are more specifically designated on the following pages of this exhibit.

 PRODUCT/SERVICES                         ITEM NUMBER   NUMBER OF PAGES
 ----------------                         -----------   ---------------

 ROOFING

    Asphalt Shingles                         30500             2

    Iced Cedar Shingle and Shake Roofing     30500             1

    Aluminum/Metal Roofing                   30500             3

    Concrete Tile                            30500             1

    Single Ply Roofing                       30500             2

    Built-Up Roofing                         30500             1

 TEAROFF ROOF                                30999            None

 ROOF VENTILATION ACCESSORIES                None             None

 INSULATION                                  35701             2

 SKYLIGHTS                                   30500             1

 CONTINUOUS GUTTER                           34511             2

    Overhand & Trim (soffit and fascia
     only)                                   18517             2

    Siding of Dormers/Gable Ends             18517             2

    Chimney Repair                           28551             2

 ROOF REPAIR                                 30509             1

 MOBIL HOME ROOFOVERS

    Mobile Home Roofovers (interlocking
     panel)                                  30512             6

    Mobile Home Roofovers (continuous coil)  30512             4

 DOORS

    Entry Wood/Steel Doors                   50430             5

    Patio/Patio Storm Doors                  50430             3

    Security Doors                           50430             2

    Storm Doors                              60430             2

 GARAGE DOOR REPAIR                          51409             2

 GARAGE DOORS                                51420             2

    Garage Door Openers                      51425            None

 FENCING                                     31121             7



The Market Area referred to in paragraph 1 of the License Agreement is defined as all states excluding Alaska, Montana, North Dakota, South Dakota, Wyoming and Hawaii for all products and services. Fencing exceptions listed separately in this Exhibit A(i), Roof Repair, Garage Door Repair and Tearoff Roofing exceptions listed separately in Exhibit A(ii).

                             DIAMOND EXTERIORS, INC.
                                  JULY 1, 1996

                                  Exhibit A(i)


PRODUCT/SERVICES
- ----------------

Fencing - Wood and Chain Link

The following table identifies the EXCEPTIONS in the market area, referenced in Paragraph 1 of the License Agreement, in which Licensee MAY NOT OFFER the above product in Sears name.


              STATE                       MARKET AREA SCFs
- --------------------------------   -------------------------------
             GEORGIA                  300 thru 303, 305 and 306

             HAWAII                         Entire State
              MAINE                         Entire State

          NEW HAMPSHIRE                          038

                             DIAMOND EXTERIORS, INC.
                                  JULY 1, 1996

                                  Exhibit A(ii)

PRODUCT/SERVICES
- ----------------

Roof and Garage Door Repair

The following table identifies the EXCEPTIONS market areas, referenced in Paragraph 1 of the License Agreement, in which Licensee MAY NOT OFFER the above product in Sears name.


              STATE                       MARKET AREA SCFs
- --------------------------------   ------------------------------
            ILLINOIS                  600 thru 606 (Lake, Cook
                                          and DuPage Only)

             INDIANA                          463, 463

             KANSAS                         660 thru 662

            MISSOURI                     630, 631, 640, 641

          PENNSYLVANIA                   189, 190, 191, 194

            WISCONSIN                  530 thru 534, 535, 537


PRODUCT/SERVICES
- ----------------

Tearoff Roofing

The following table identifies the Market Areas, referenced in Paragraph 1 of the License Agreement, in which licensee MAY OFFER the above product in Sears name.


        STATE                        MARKET AREA SCFs
- -----------------------       ------------------------------
       ARIZONA                              All

      CALIFORNIA                            All

        IDAHO                        836 thru 838 only

        NEVADA                              All

      NEW MEXICO                            All

        OREGON                              All

        TEXAS                          798, 799 only

         UTAH                               All

      WASHINGTON                            All